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                                                                    EXHIBIT 7(a)

                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the use in the Prospectus constituting part of this Post-effective Amendment No. 1 to the registration statement on Form S-6 (the "Registration Statement") of our report dated February 19, 1996, relating to the consolidated financial statements of National Life Insurance Company, which appears in such Prospectus. We also consent to the reference to us under the heading "Experts" in the Prospectus.

/s/ PRICE WATERHOUSE LLP
PRICE WATERHOUSE LLP
Hartford, Connecticut
March 11, 1996